Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2016

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 35 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three months ended
	June 30,	March 31,	June 30,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2016	2015	1Q16	2Q15
Net interest income (3)	$515,972	$512,225	$498,648	1%	3%
FTE adjustment	(10,091)	(9,159)	(7,962)	10	27
Net interest income	505,881	503,066	490,686	1	3
Provision for credit losses	24,509	27,582	20,419	(11)	20
Noninterest income	271,112	241,867	281,773	12	(4)
Noninterest expense	523,661	491,080	491,777	7	6
Income before income taxes	228,823	226,271	260,263	1	(12)
Provision for income taxes	54,283	54,957	64,057	(1)	(15)
Net income	174,540	171,314	196,206	2	(11)
Dividends on preferred shares	19,874	7,998	7,968	148	149
Net income applicable to common shares	$154,666	$163,316	$188,238	(5)%	(18)%

Net income per common share - diluted	$0.19	$0.20	$0.23	(5)%	(17)%
Cash dividends declared per common share	0.07	0.07	0.06	—	17
Tangible book value per common share at end of period	7.29	7.12	6.71	2	9

Number of common shares repurchased	—	—	8,834	—	(100)
Average common shares - basic	798,167	795,755	806,891	—	(1)
Average common shares - diluted	810,371	808,349	820,238	—	(1)
Ending common shares outstanding	799,154	796,689	803,066	—	—

Return on average assets	0.96%	0.96%	1.16%
Return on average common shareholders’ equity	9.6	10.4	12.3
Return on average tangible common shareholders’ equity(2)	11.0	11.9	14.4
Net interest margin(3)	3.06	3.11	3.20
Efficiency ratio(4)	66.1	64.6	61.7
Effective tax rate	23.7	24.3	24.6

Average total assets (millions)	$73,123	$71,596	$67,865	2	8
Average earning assets (millions)	67,863	66,234	62,569	2	8
Average loans and leases (millions)	51,932	50,618	47,899	3	8
Average loans and leases - linked quarter annualized growth rate	10.4%	6.4%	1.0%
Average total deposits (millions)	$55,414	$54,979	$52,639	1	5
Average core deposits(5) (millions)	51,895	51,363	49,192	1	5
Average core deposits - linked quarter annualized growth rate	4.1%	(1.7)%	3.4%
Average shareholders’ equity (millions)	$7,362	$6,755	$6,517	9	13
Average tangible common shareholders' equity (millions)	5,756	5,610	5,409	3	6

Total assets at end of period (millions)	73,954	72,645	68,824	2	7
Total shareholders’ equity at end of period (millions)	7,507	7,158	6,496	5	16

NCOs as a % of average loans and leases	0.13%	0.07%	0.21%
NAL ratio	0.88	0.97	0.75
NPA ratio(6)	0.93	1.02	0.81
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.19	1.19	1.23
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.33	1.34	1.34
ACL as a % of NALs	151	138	180
ACL as a % of NPAs	142	131	165

Common equity tier 1 risk-based capital ratio(7)	9.80	9.73	9.65
Tangible common equity / tangible asset ratio(8)	7.96	7.89	7.92
See Notes to the Annual and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics(1)
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2016	2015	Amount	Percent
Net interest income(3)	$1,028,197	$973,893	$54,304	6%
FTE adjustment	(19,250)	(15,522)	(3,728)	24
Net interest income	1,008,947	958,371	50,576	5
Provision for credit losses	52,091	41,010	11,081	27
Noninterest income	512,979	513,396	(417)	—
Noninterest expense	1,014,741	950,634	64,107	7
Income before income taxes	455,094	480,123	(25,029)	(5)
Provision for income taxes	109,240	118,063	(8,823)	(7)
Net Income	345,854	362,060	(16,206)	(4)
Dividends on preferred shares	27,872	15,933	11,939	75
Net income applicable to common shares	$317,982	$346,127	$(28,145)	(8)%

Net income per common share - diluted	$0.39	$0.42	$(0.03)	(7)%
Cash dividends declared per common share	0.14	0.12	0.02	17

Average common shares - basic	796,961	808,335	(11,374)	(1)
Average common shares - diluted	809,360	822,023	(12,663)	(2)

Return on average assets	0.96%	1.09%
Return on average common shareholders’ equity	10.0	11.5
Return on average tangible common shareholders’ equity(2)	11.4	13.3
Net interest margin(3)	3.08	3.17
Efficiency ratio(4)	65.4	62.6
Effective tax rate	24.0	24.6

Average total assets (millions)	$72,359	$67,055	$5,304	8
Average earning assets (millions)	67,047	61,885	5,162	8
Average loans and leases (millions)	51,275	47,840	3,435	7
Average total deposits (millions)	55,198	52,385	2,813	5
Average core deposits(5) (millions)	51,630	48,985	2,645	5
Average shareholders’ equity (millions)	7,058	6,467	591	9
Average tangible common shareholders' equity (millions)	5,683	5,435	248	5

NCOs as a % of average loans and leases	0.10%	0.21%
NAL ratio	0.88	0.75
NPA ratio(6)	0.93	0.81
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	June 30, 2016, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in thousands, except number of shares)	2016	2015	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$867,180	$847,156	2%
Interest-bearing deposits in banks	44,896	51,838	(13)
Trading account securities	35,289	36,997	(5)
Loans held for sale	786,993	474,621	66
Available-for-sale and other securities	9,653,038	8,775,441	10
Held-to-maturity securities	5,658,565	6,159,590	(8)
Loans and leases(1)	52,543,421	50,341,099	4
Allowance for loan and lease losses	(623,064)	(597,843)	4
Net loans and leases	51,920,357	49,743,256	4
Bank owned life insurance	1,777,628	1,757,668	1
Premises and equipment	596,642	620,540	(4)
Goodwill	676,869	676,869	—
Other intangible assets	47,666	54,978	(13)
Servicing rights	159,467	189,237	(16)
Accrued income and other assets	1,729,427	1,630,110	6
Total assets	$73,954,017	$71,018,301	4%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$55,043,465	$55,294,979	—%
Short-term borrowings	1,956,745	615,279	218
Long-term debt	7,929,820	7,041,364	13
Accrued expenses and other liabilities	1,516,683	1,472,073	3
Total liabilities	66,446,713	64,423,695	3

Shareholders' equity
Preferred stock	971,278	386,291	151
Common stock	8,015	7,970	1
Capital surplus	7,074,249	7,038,502	1
Less treasury shares, at cost	(21,358)	(17,932)	19
Accumulated other comprehensive loss	(134,042)	(226,158)	(41)
Retained (deficit) earnings	(390,838)	(594,067)	(34)
Total shareholders’ equity	7,507,304	6,594,606	14
Total liabilities and shareholders’ equity	$73,954,017	$71,018,301	4%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	801,528,870	796,969,694
Common shares outstanding	799,153,996	794,928,886
Treasury shares outstanding	2,374,874	2,040,808
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,602,571	1,967,071
Preferred shares outstanding	998,006	398,006

N.R.	Not relevant.

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2016		2016		2015		2015		2015

Ending Balances by Type:
Commercial:
Commercial and industrial	$21,372	41%	$21,254	41%	$20,560	41%	$20,040	40%	$20,003	41%
Commercial real estate:
Construction	856	2	939	2	1,031	2	1,110	2	1,021	2
Commercial	4,466	7	4,343	8	4,237	8	4,294	9	4,192	9
Commercial real estate	5,322	9	5,282	10	5,268	10	5,404	11	5,213	11
Total commercial	26,694	50	26,536	51	25,828	51	25,444	51	25,216	52
Consumer:
Automobile	10,381	20	9,920	19	9,481	19	9,160	19	8,549	18
Home equity	8,447	17	8,422	17	8,471	17	8,461	17	8,526	17
Residential mortgage	6,377	12	6,082	12	5,998	12	6,071	12	5,987	12
Other consumer	644	1	579	1	563	1	520	1	474	1
Total consumer	25,849	50	25,003	49	24,513	49	24,212	49	23,536	48
Total loans and leases	$52,543	100%	$51,539	100%	$50,341	100%	$49,656	100%	$48,752	100%

Ending Balances by Business Segment:
Retail and Business Banking	$13,811	26%	$13,637	26%	$13,681	27%	$13,648	28%	$13,673	28%
Commercial Banking	14,202	27	14,073	27	13,409	27	13,144	26	12,980	27
AFCRE	17,800	34	17,412	34	16,864	33	16,411	33	15,609	32
RBHPCG	4,024	8	3,876	8	3,021	6	2,992	6	2,968	6
Home Lending	2,659	5	2,552	5	3,366	7	3,437	7	3,405	7
Treasury / Other	47	—	(11)	—	—	—	24	—	117	—
Total loans and leases	$52,543	100%	$51,539	100%	$50,341	100%	$49,656	100%	$48,752	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
	2016		2016		2015		2015		2015
Average Balances by Business Segment:
Retail and Business Banking	$13,730	26%	$13,619	27%	$13,686	28%	$13,704	28%	$13,646	29%
Commercial Banking	14,033	27	13,499	27	13,132	26	12,937	26	12,808	27
AFCRE	17,554	34	17,023	34	16,494	33	15,895	33	15,071	31
RBHPCG	3,934	8	3,852	7	2,990	6	2,979	6	2,930	6
Home Lending	2,583	5	2,533	5	3,434	7	3,438	7	3,339	7
Treasury / Other	98	—	92	—	91	—	93	—	105	—
Total loans and leases	$51,932	100%	$50,618	100%	$49,827	100%	$49,046	100%	$47,899	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2016		2016		2015		2015		2015

Ending Balances by Type:
Demand deposits - noninterest-bearing	$16,324	30%	$16,571	30%	$16,480	30%	$16,935	31%	$17,011	32%
Demand deposits - interest-bearing	8,412	15	8,174	15	7,682	14	6,574	12	6,627	12
Money market deposits	19,480	34	19,844	35	19,792	36	19,494	36	18,580	35
Savings and other domestic deposits	5,341	10	5,423	10	5,246	9	5,189	10	5,240	10
Core certificates of deposit	1,866	4	2,123	4	2,382	4	2,483	5	2,580	5
Total core deposits	51,423	93	52,135	94	51,582	93	50,675	94	50,038	94
Other domestic deposits of $250,000 or more	380	1	424	1	501	1	263	—	178	—
Brokered deposits and negotiable CDs	3,017	6	2,890	5	2,944	5	2,904	5	2,705	5
Deposits in foreign offices	223	—	180	—	268	1	403	1	552	1
Total deposits	$55,043	100%	$55,629	100%	$55,295	100%	$54,245	100%	$53,473	100%
Total core deposits:
Commercial	$24,308	47%	$24,543	47%	$24,474	47%	$24,886	49%	$24,103	48%
Consumer	27,115	53	27,592	53	27,108	53	25,789	51	25,935	52
Total core deposits	$51,423	100%	$52,135	100%	$51,582	100%	$50,675	100%	$50,038	100%

Ending Balances by Business Segment:
Retail and Business Banking	$31,096	56%	$31,303	56%	$30,876	56%	$29,979	55%	$29,983	56%
Commercial Banking	10,353	19	11,258	20	11,425	21	11,826	22	10,908	20
AFCRE	1,693	3	1,608	3	1,652	3	1,522	3	1,519	3
RBHPCG	8,161	15	7,890	14	7,691	14	7,377	14	7,265	14
Home Lending	335	1	334	1	362	—	305	—	340	1
Treasury / Other(1)	3,405	6	3,236	6	3,289	6	3,236	6	3,458	6
Total deposits	$55,043	100%	$55,629	100%	$55,295	100%	$54,245	100%	$53,473	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
	2016		2016		2015		2015		2015
Average Balances by Business Segment:
Retail and Business Banking	$31,290	56%	$30,778	56%	$30,543	55%	$30,152	55%	$30,126	57%
Commercial Banking	10,769	19	11,375	20	11,751	21	11,567	21	10,848	20
AFCRE	1,656	3	1,629	3	1,628	3	1,494	3	1,487	3
RBHPCG	8,069	15	7,687	14	7,865	14	7,692	14	6,780	13
Home Lending	386	1	316	1	349	1	342	1	388	1
Treasury / Other(1)	3,244	6	3,194	6	3,202	6	3,132	6	3,010	6
Total deposits	$55,414	100%	$54,979	100%	$55,338	100%	$54,379	100%	$52,639	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2016	2016	2015	2015	2015	1Q16	2Q15
Assets
Interest-bearing deposits in banks	$99	$98	$89	$89	$89	1%	11%
Loans held for sale	571	433	502	464	1,272	32	(55)
Securities:
Available-for-sale and other securities:
Taxable	6,904	6,633	8,099	8,310	7,916	4	(13)
Tax-exempt	2,510	2,358	2,257	2,136	2,028	6	24
Total available-for-sale and other securities	9,414	8,991	10,356	10,446	9,944	5	(5)
Trading account securities	41	40	39	52	41	3	—
Held-to-maturity securities - taxable	5,806	6,054	4,148	3,226	3,324	(4)	75
Total securities	15,261	15,085	14,543	13,724	13,309	1	15
Loans and leases:(1)
Commercial:
Commercial and industrial	21,344	20,649	20,186	19,802	19,819	3	8
Commercial real estate:
Construction	881	923	1,108	1,101	970	(5)	(9)
Commercial	4,345	4,283	4,158	4,193	4,214	1	3
Commercial real estate	5,226	5,206	5,266	5,294	5,184	—	1
Total commercial	26,570	25,855	25,452	25,096	25,003	3	6
Consumer:
Automobile	10,146	9,730	9,286	8,879	8,083	4	26
Home equity	8,416	8,441	8,463	8,526	8,503	—	(1)
Residential mortgage	6,187	6,018	6,079	6,048	5,859	3	6
Other consumer	613	574	547	497	451	7	36
Total consumer	25,362	24,763	24,375	23,950	22,896	2	11
Total loans and leases	51,932	50,618	49,827	49,046	47,899	3	8
Allowance for loan and lease losses	(616)	(604)	(595)	(609)	(608)	2	1
Net loans and leases	51,316	50,014	49,232	48,437	47,291	3	9
Total earning assets	67,863	66,234	64,961	63,323	62,569	2	8
Cash and due from banks	1,001	1,013	1,468	1,555	926	(1)	8
Intangible assets	726	730	734	739	745	(1)	(3)
All other assets	4,149	4,223	4,233	4,273	4,233	(2)	(2)
Total assets	$73,123	$71,596	$70,801	$69,281	$67,865	2%	8%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$16,507	$16,334	$17,174	$17,017	$15,893	1%	4%
Demand deposits - interest-bearing	8,445	7,776	6,923	6,604	6,584	9	28
Total demand deposits	24,952	24,110	24,097	23,621	22,477	3	11
Money market deposits	19,534	19,682	19,843	19,512	18,803	(1)	4
Savings and other domestic deposits	5,402	5,306	5,215	5,224	5,273	2	2
Core certificates of deposit	2,007	2,265	2,430	2,534	2,639	(11)	(24)
Total core deposits	51,895	51,363	51,585	50,891	49,192	1	5
Other domestic deposits of $250,000 or more	402	455	426	217	184	(12)	118
Brokered deposits and negotiable CDs	2,909	2,897	2,929	2,779	2,701	—	8
Deposits in foreign offices	208	264	398	492	562	(21)	(63)
Total deposits	55,414	54,979	55,338	54,379	52,639	1	5
Short-term borrowings	1,032	1,145	524	844	2,153	(10)	(52)
Long-term debt	7,899	7,202	6,788	6,043	5,121	10	54
Total interest-bearing liabilities	47,838	46,992	45,476	44,249	44,020	2	9
All other liabilities	1,416	1,515	1,515	1,442	1,435	(7)	(1)
Shareholders’ equity	7,362	6,755	6,636	6,573	6,517	9	13
Total liabilities and shareholders’ equity	$73,123	$71,596	$70,801	$69,281	$67,865	2%	8%

(1)	Includes nonaccrual loans

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2016	2016	2015	2015	2015
Assets
Interest-bearing deposits in banks	$63	$51	$17	$13	$19
Loans held for sale	5,546	4,322	5,324	4,422	10,546
Securities:
Available-for-sale and other securities:
Taxable	40,992	39,614	50,582	52,141	51,525
Tax-exempt	21,223	20,030	17,803	16,671	15,875
Total available-for-sale and other securities	62,215	59,644	68,385	68,812	67,400
Trading account securities	101	50	106	128	104
Held-to-maturity securities - taxable	35,420	36,789	25,394	19,812	20,741
Total securities	97,736	96,483	93,885	88,752	88,245
Loans and leases:
Commercial:
Commercial and industrial	188,375	183,930	179,233	180,997	180,992
Commercial real estate:
Construction	8,231	8,198	9,752	9,917	8,825
Commercial	36,763	38,820	35,215	36,785	36,329
Commercial real estate	44,994	47,018	44,967	46,702	45,154
Total commercial	233,369	230,948	224,200	227,699	226,146
Consumer:
Automobile	79,574	76,717	75,323	72,341	64,575
Home equity	87,279	88,072	85,491	86,254	84,215
Residential mortgage	56,509	55,510	55,702	56,048	54,496
Other consumer	15,673	14,307	12,636	11,116	9,515
Total consumer	239,035	234,606	229,152	225,759	212,801
Total loans and leases	472,404	465,554	453,352	453,458	438,947
Total earning assets	$575,749	$566,410	$552,578	$546,645	$537,757

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	1,939	1,679	1,390	1,211	984
Total demand deposits	1,939	1,679	1,390	1,211	984
Money market deposits	11,676	11,768	11,545	11,200	10,435
Savings and other domestic deposits	1,442	1,660	1,811	1,840	1,775
Core certificates of deposit	3,938	4,623	5,068	5,135	5,161
Total core deposits	18,995	19,730	19,814	19,386	18,355
Other domestic deposits of $250,000 or more	399	460	433	237	204
Brokered deposits and negotiable CDs	2,861	2,742	1,399	1,178	1,121
Deposits in foreign offices	68	86	132	163	185
Total deposits	22,323	23,018	21,778	20,964	19,865
Short-term borrowings	913	898	119	192	731
Long-term debt	36,541	30,269	25,345	21,866	18,513
Total interest bearing liabilities	59,777	54,185	47,242	43,022	39,109
Net interest income	$515,972	$512,225	$505,336	$503,623	$498,648

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis(1)	2016	2016	2015	2015	2015
Assets
Interest-bearing deposits in banks	0.25%	0.21%	0.08%	0.06%	0.08%
Loans held for sale	3.89	3.99	4.24	3.81	3.32
Securities:
Available-for-sale and other securities:
Taxable	2.37	2.39	2.50	2.51	2.60
Tax-exempt	3.38	3.40	3.15	3.12	3.13
Total available-for-sale and other securities	2.64	2.65	2.64	2.63	2.71
Trading account securities	0.98	0.50	1.09	0.97	1.00
Held-to-maturity securities - taxable	2.44	2.43	2.45	2.46	2.50
Total securities	2.56	2.56	2.58	2.59	2.65
Loans and leases:(3)
Commercial:
Commercial and industrial	3.49	3.52	3.47	3.58	3.61
Commercial real estate:
Construction	3.70	3.51	3.45	3.52	3.60
Commercial	3.35	3.59	3.31	3.43	3.41
Commercial real estate	3.41	3.57	3.34	3.45	3.45
Total commercial	3.47	3.53	3.45	3.55	3.58
Consumer:
Automobile	3.15	3.17	3.22	3.23	3.20
Home equity	4.17	4.20	4.01	4.01	3.97
Residential mortgage	3.65	3.69	3.67	3.71	3.72
Other consumer	10.28	10.02	9.17	8.88	8.45
Total consumer	3.79	3.81	3.74	3.75	3.73
Total loans and leases	3.63	3.67	3.59	3.65	3.65
Total earning assets	3.41	3.44	3.37	3.42	3.45
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.09	0.09	0.08	0.07	0.06
Total demand deposits	0.03	0.03	0.02	0.02	0.02
Money market deposits	0.24	0.24	0.23	0.23	0.22
Savings and other domestic deposits	0.11	0.13	0.14	0.14	0.14
Core certificates of deposit	0.79	0.82	0.83	0.80	0.78
Total core deposits	0.22	0.23	0.23	0.23	0.22
Other domestic deposits of $250,000 or more	0.40	0.41	0.40	0.43	0.44
Brokered deposits and negotiable CDs	0.40	0.38	0.19	0.17	0.17
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13
Total deposits	0.23	0.24	0.23	0.22	0.22
Short-term borrowings	0.36	0.32	0.09	0.09	0.14
Long-term debt	1.85	1.68	1.49	1.45	1.45
Total interest-bearing liabilities	0.50	0.46	0.41	0.39	0.36
Net interest rate spread	2.91	2.98	2.96	3.03	3.09
Impact of noninterest-bearing funds on margin	0.15	0.13	0.13	0.13	0.11
Net interest margin	3.06%	3.11%	3.09%	3.16%	3.20%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2016	2016	2015	2015	2015
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	3.40%	3.44%	3.27%	3.36%	3.38%
Impact of commercial loan derivatives	0.07	0.09	0.18	0.19	0.20
Total commercial - as reported	3.47%	3.53%	3.45%	3.55%	3.58%

Average 30 day LIBOR	0.44%	0.43%	0.25%	0.20%	0.18%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands, except per share amounts)	2016	2016	2015	2015	2015
Interest income	$565,658	$557,251	$544,153	$538,477	$529,795
Interest expense	59,777	54,185	47,242	43,022	39,109
Net interest income	505,881	503,066	496,911	495,455	490,686
Provision for credit losses	24,509	27,582	36,468	22,476	20,419
Net interest income after provision for credit losses	481,372	475,484	460,443	472,979	470,267
Service charges on deposit accounts	75,613	70,262	72,854	75,157	70,118
Cards and payment processing income	39,184	36,447	37,594	36,664	35,886
Mortgage banking income	31,591	18,543	31,418	18,956	38,518
Trust services	22,497	22,838	25,272	24,972	26,550
Insurance income	15,947	16,225	15,528	16,204	17,637
Brokerage income	14,599	15,502	14,462	15,059	15,184
Capital markets fees	13,037	13,010	13,778	12,741	13,192
Bank owned life insurance income	12,536	13,513	13,441	12,719	13,215
Gain on sale of loans	9,265	5,395	10,122	5,873	12,453
Securities gains (losses)	656	—	474	188	82
Other income	36,187	30,132	37,272	34,586	38,938
Total noninterest income	271,112	241,867	272,215	253,119	281,773
Personnel costs	298,949	285,397	288,861	286,270	282,135
Outside data processing and other services	63,037	61,878	63,775	58,535	58,508
Equipment	31,805	32,576	31,711	31,303	31,694
Net occupancy	30,704	31,476	32,939	29,061	28,861
Marketing	14,773	12,268	12,035	12,179	15,024
Professional services	21,488	13,538	13,010	11,961	12,593
Deposit and other insurance expense	12,187	11,208	11,105	11,550	11,787
Amortization of intangibles	3,600	3,712	3,788	3,913	9,960
Other expense	47,118	39,027	41,542	81,736	41,215
Total noninterest expense	523,661	491,080	498,766	526,508	491,777
Income before income taxes	228,823	226,271	233,892	199,590	260,263
Provision for income taxes	54,283	54,957	55,583	47,002	64,057
Net income	174,540	171,314	178,309	152,588	196,206
Dividends on preferred shares	19,874	7,998	7,972	7,968	7,968
Net income applicable to common shares	$154,666	$163,316	$170,337	$144,620	$188,238

Average common shares - basic	798,167	795,755	796,095	800,883	806,891
Average common shares - diluted	810,371	808,349	810,143	814,326	820,238

Per common share
Net income - basic	$0.19	$0.21	$0.21	$0.18	$0.23
Net income - diluted	0.19	0.20	0.21	0.18	0.23
Cash dividends declared	0.07	0.07	0.07	0.06	0.06

Revenue - fully-taxable equivalent (FTE)
Net interest income	$505,881	$503,066	$496,911	$495,455	$490,686
FTE adjustment	10,091	9,159	8,425	8,168	7,962
Net interest income(2)	515,972	512,225	505,336	503,623	498,648
Noninterest income	271,112	241,867	272,215	253,119	281,773
Total revenue(2)	$787,084	$754,092	$777,551	$756,742	$780,421

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2016	2015	2015	2015	1Q16	2Q15
Mortgage banking income
Origination and secondary marketing	$26,862	$18,533	$23,885	$20,005	$26,350	45%	2%
Servicing fees	11,010	11,137	11,060	10,763	10,677	(1)	3
Amortization of capitalized servicing	(6,673)	(6,405)	(6,655)	(6,080)	(6,965)	4	(4)
Other mortgage banking income	2,323	1,672	2,271	2,691	2,467	39	(6)
Subtotal	33,522	24,937	30,561	27,379	32,529	34	3
MSR valuation adjustment(1)	(8,300)	(18,329)	5,144	(14,113)	14,525	N.R.	(157)
Net trading gains (losses) related to MSR hedging	6,369	11,935	(4,287)	5,690	(8,536)	N.R.	(175)
Total mortgage banking income	$31,591	$18,543	$31,418	$18,956	$38,518	70%	(18)%
Mortgage originations (in millions)	$1,600	$936	$1,012	$1,259	$1,454	71%	10%
Capitalized mortgage servicing rights(2)	134,397	142,094	160,718	153,532	163,808	(5)	(18)
Total mortgages serviced for others (in millions)(2)	16,211	16,239	16,168	15,941	15,722	—	3
MSR % of investor servicing portfolio(2)	0.83%	0.88%	0.99%	0.96%	1.04%	(6)	(20)
Net impact of MSR hedging
MSR valuation adjustment(1)	$(8,300)	$(18,329)	$5,144	$(14,113)	$14,525	N.R.	(157)
Net trading gains (losses) related to MSR hedging	6,369	11,935	(4,287)	5,690	(8,536)	N.R.	(175)
Net gain (loss) of MSR hedging	$(1,931)	$(6,394)	$857	$(8,423)	$5,989	N.R.	(132)%

N.R.	Not relevant.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2016	2016	2015	2015	2015
Allowance for loan and lease losses, beginning of period	$613,719	$597,843	$591,938	$599,542	$605,126
Loan and lease losses	(43,545)	(59,692)	(54,961)	(60,875)	(46,970)
Recoveries of loans previously charged off	26,790	51,140	33,138	44,712	21,595
Net loan and lease losses	(16,755)	(8,552)	(21,823)	(16,163)	(25,375)
Provision for loan and lease losses	26,086	24,338	28,610	13,624	19,790
Allowance of assets sold or transferred to loans held for sale	14	90	(882)	(5,065)	1
Allowance for loan and lease losses, end of period	623,064	613,719	597,843	591,938	599,542
Allowance for unfunded loan commitments and letters of credit, beginning of period	75,325	72,081	64,223	55,371	54,742
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(1,577)	3,244	7,858	8,852	629
Allowance for unfunded loan commitments and letters of credit, end of period	73,748	75,325	72,081	64,223	55,371
Total allowance for credit losses, end of period	$696,812	$689,044	$669,924	$656,161	$654,913
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.19%	1.19%	1.19%	1.19%	1.23%
Nonaccrual loans and leases (NALs)	135	123	161	166	165
Nonperforming assets (NPAs)	127	117	150	155	151
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.33%	1.34%	1.33%	1.32%	1.34%
Nonaccrual loans and leases	151	138	180	184	180
Nonperforming assets	142	131	168	172	165

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2016	2016	2015	2015	2015
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$3,702	$6,514	$2,252	$9,858	$4,411
Commercial real estate:
Construction	(377)	(104)	(296)	(309)	164
Commercial	(296)	(17,372)	(3,939)	(13,512)	5,361
Commercial real estate	(673)	(17,476)	(4,235)	(13,821)	5,525
Total commercial	3,029	(10,962)	(1,983)	(3,963)	9,936
Consumer:
Automobile	4,320	6,770	7,693	4,908	3,442
Home equity	1,078	3,681	4,706	5,869	4,650
Residential mortgage	776	1,647	3,158	2,010	2,142
Other consumer	7,552	7,416	8,249	7,339	5,205
Total consumer	13,726	19,514	23,806	20,126	15,439
Total net charge-offs	$16,755	$8,552	$21,823	$16,163	$25,375

Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.07%	0.13%	0.04%	0.20%	0.09%
Commercial real estate:
Construction	(0.17)	(0.05)	(0.11)	(0.11)	0.07
Commercial	(0.03)	(1.62)	(0.38)	(1.29)	0.51
Commercial real estate	(0.05)	(1.34)	(0.32)	(1.04)	0.43
Total commercial	0.05	(0.17)	(0.03)	(0.06)	0.16
Consumer:
Automobile	0.17	0.28	0.33	0.22	0.17
Home equity	0.05	0.17	0.22	0.28	0.22
Residential mortgage	0.05	0.11	0.21	0.13	0.15
Other consumer	4.93	5.17	6.03	5.91	4.61
Total consumer	0.22	0.32	0.39	0.34	0.27
Net charge-offs as a % of average loans	0.13%	0.07%	0.18%	0.13%	0.21%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2016	2016	2015	2015	2015
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$289,811	$307,824	$175,195	$157,902	$149,713
Commercial real estate	23,663	30,801	28,984	27,516	43,888
Automobile	5,049	7,598	6,564	5,551	4,190
Residential mortgage	85,174	90,303	94,560	98,908	91,198
Home equity	56,845	62,208	66,278	66,446	75,282
Other consumer	5	—	—	154	68
Total nonaccrual loans and leases	460,547	498,734	371,581	356,477	364,339
Other real estate, net:
Residential	26,653	23,175	24,194	21,637	25,660
Commercial	2,248	2,957	3,148	3,273	3,572
Total other real estate, net	28,901	26,132	27,342	24,910	29,232
Other NPAs (2)	376	—	—	—	2,440
Total nonperforming assets	$489,824	$524,866	$398,923	$381,387	$396,011

Nonaccrual loans and leases as a % of total loans and leases	0.88%	0.97%	0.74%	0.72%	0.75%
NPA ratio(3)	0.93	1.02	0.79	0.77	0.81
(NPA+90days)/(Loan+OREO)(4)	1.12	1.22	1.00	0.98	1.03

	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Nonperforming assets, beginning of period	$524,866	$398,923	$381,387	$396,011	$400,804
New nonperforming assets	74,577	240,707	141,862	139,604	125,105
Returns to accruing status	(18,648)	(14,289)	(23,199)	(13,641)	(46,120)
Loan and lease losses	(25,420)	(40,465)	(29,394)	(45,667)	(33,797)
Payments	(58,594)	(51,512)	(64,137)	(78,516)	(38,396)
Sales and transfers to held-for-sale	(6,957)	(8,498)	(7,596)	(16,404)	(11,585)
Nonperforming assets, end of period	$489,824	$524,866	$398,923	$381,387	$396,011

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets includes certain impaired investment securities.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2016	2016	2015	2015	2015
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$5,616	$8,032	$8,724	$6,571	$6,621
Commercial real estate	10,799	12,694	9,549	12,178	10,920
Automobile	5,452	5,064	7,162	6,873	4,269
Residential mortgage (excluding loans guaranteed by the U.S. Government)	11,383	11,740	14,082	17,492	21,869
Home equity	7,579	8,571	9,044	10,764	11,713
Other consumer	1,645	1,868	1,394	1,087	846
Total, excl. loans guaranteed by the U.S. Government	42,474	47,969	49,955	54,965	56,238
Add: loans guaranteed by U.S. Government	56,105	57,843	55,835	50,643	50,640
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$98,579	$105,812	$105,790	$105,608	$106,878

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.09%	0.10%	0.11%	0.12%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.11	0.11	0.10	0.10
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.21	0.21	0.21	0.22

Accruing troubled debt restructured loans (1):
Commercial and industrial	$232,112	$205,989	$235,689	$241,327	$233,346
Commercial real estate	85,015	108,861	115,074	103,767	158,056
Automobile	25,892	25,856	24,893	24,537	24,774
Home equity	203,047	204,244	199,393	192,356	279,864
Residential mortgage	256,859	259,750	264,666	277,154	266,986
Other consumer	4,522	4,768	4,488	4,569	4,722
Total accruing troubled debt restructured loans	$807,447	$809,468	$844,203	$843,710	$967,748

Nonaccruing troubled debt restructured loans (1):
Commercial and industrial	$77,592	$83,600	$56,919	$54,933	$46,303
Commercial real estate	6,833	14,607	16,617	12,806	19,490
Automobile	4,907	7,407	6,412	5,400	4,030
Home equity	21,145	23,211	20,996	19,188	26,568
Residential mortgage	63,638	68,918	71,640	68,577	65,415
Other consumer	142	191	151	152	160
Total nonaccruing troubled debt restructured loans	$174,257	$197,934	$172,735	$161,056	$161,966

(1)	Excludes loans transferred to held-for-sale.

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions except per share amounts)	2016	2016	2015	2015	2015
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$7,507	$7,158	$6,595	$6,583	$6,496
Regulatory capital adjustments:
Shareholders’ preferred equity	(971)	(773)	(386)	(386)	(386)
Accumulated other comprehensive income offset	134	167	226	140	186
Goodwill and other intangibles, net of related taxes	(700)	(703)	(695)	(697)	(701)
Deferred tax assets that arise from tax loss and credit carryforwards	(21)	(29)	(19)	(15)	(15)
Common equity tier 1 capital	5,949	5,820	5,721	5,625	5,580
Additional tier 1 capital
Shareholders’ preferred equity	971	773	386	386	386
Qualifying capital instruments subject to phase-out	—	—	76	76	76
Other	(14)	(19)	(29)	(22)	(22)
Tier 1 capital	6,906	6,574	6,154	6,065	6,020
Long-term debt and other tier 2 qualifying instruments	590	611	563	623	623
Qualifying allowance for loan and lease losses	697	689	670	656	655
Tier 2 capital	1,287	1,300	1,233	1,279	1,278
Total risk-based capital	$8,193	$7,874	$7,387	$7,344	$7,298
Risk-weighted assets (RWA)(1)	$60,717	$59,798	$58,420	$57,839	$57,850
Common equity tier 1 risk-based capital ratio(1)	9.80%	9.73%	9.79%	9.72%	9.65%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.55%	9.29%	8.79%	8.85%	8.98%
Tier 1 risk-based capital ratio(1)	11.37	10.99	10.53	10.49	10.41
Total risk-based capital ratio(1)	13.49	13.17	12.64	12.70	12.62
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.60	9.49	9.41	9.48	9.32

(1)	June 30, 2016, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2016	2016	2015	2015	2015
Common stock price, per share
High(1)	$10.650	$10.810	$11.870	$11.900	$11.720
Low(1)	8.045	7.830	10.210	10.000	10.670
Close	8.940	9.540	11.060	10.600	11.310
Average closing price	9.831	9.222	11.177	11.157	11.192
Dividends, per share
Cash dividends declared per common share	$0.07	$0.07	$0.07	$0.06	$0.06
Common shares outstanding
Average - basic	798,167	795,755	796,095	800,883	806,891
Average - diluted	810,371	808,349	810,143	814,326	820,238
Ending	799,154	796,689	794,929	796,659	803,066
Tangible book value per common share(2)	$7.29	$7.12	$6.91	$6.88	$6.71
Common share repurchases
Number of shares repurchased	—	—	2,490	6,764	8,834
Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2016	2016	2015	2015	2015
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$7,507	$7,158	$6,595	$6,583	$6,496
Less: goodwill	(677)	(677)	(677)	(677)	(678)
Less: other intangible assets	(48)	(51)	(55)	(59)	(63)
Add: related deferred tax liability(2)	17	18	19	21	22
Total tangible equity	6,799	6,448	5,882	5,868	5,777
Less: preferred equity	(971)	(773)	(386)	(386)	(386)
Total tangible common equity	$5,828	$5,675	$5,496	$5,482	$5,391
Total assets	$73,954	$72,645	$71,018	$70,186	$68,824
Less: goodwill	(677)	(677)	(677)	(677)	(678)
Less: other intangible assets	(48)	(51)	(55)	(59)	(63)
Add: related deferred tax liability(2)	17	18	19	21	22
Total tangible assets	$73,246	$71,935	$70,305	$69,471	$68,105
Tangible equity / tangible asset ratio	9.28%	8.96%	8.37%	8.45%	8.48%
Tangible common equity / tangible asset ratio	7.96	7.89	7.82	7.89	7.92
Other data:
Number of employees (Average full-time equivalent)	12,363	12,386	12,418	12,367	12,274
Number of domestic full-service branches(3)	772	771	777	756	735

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (2)
	Six months ended June 30,		Change
(dollar amounts in millions)	2016	2015	Amount	Percent
Assets
Interest-bearing deposits in banks	$98	$91	$7	8%
Loans held for sale	502	829	(327)	(39)
Securities:
Available-for-sale and other securities:
Taxable	6,768	7,791	(1,023)	(13)
Tax-exempt	2,434	1,952	482	25
Total available-for-sale and other securities	9,202	9,743	(541)	(6)
Trading account securities	40	47	(7)	(15)
Held-to-maturity securities - taxable	5,930	3,335	2,595	78
Total securities	15,172	13,125	2,047	16
Loans and leases:(1)
Commercial:
Commercial and industrial	20,996	19,469	1,527	8
Commercial real estate:
Construction	902	929	(27)	(3)
Commercial	4,314	4,244	70	2
Commercial real estate	5,216	5,173	43	1
Total commercial	26,212	24,642	1,570	6
Consumer:
Automobile	9,938	8,431	1,507	18
Home equity	8,429	8,494	(65)	(1)
Residential mortgage	6,102	5,835	267	5
Other consumer	594	438	156	36
Total consumer	25,063	23,198	1,865	8
Total loans and leases	51,275	47,840	3,435	7
Allowance for loan and lease losses	(610)	(610)	—	—
Net loans and leases	50,665	47,230	3,435	7
Total earning assets	67,047	61,885	5,162	8
Cash and due from banks	1,007	930	77	8
Intangible assets	728	670	58	9
All other assets	4,187	4,180	7	—
Total assets	$72,359	$67,055	$5,304	8%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$16,421	$15,575	$846	5%
Demand deposits - interest-bearing	8,111	6,380	1,731	27
Total demand deposits	24,532	21,955	2,577	12
Money market deposits	19,608	19,084	524	3
Savings and other domestic deposits	5,354	5,220	134	3
Core certificates of deposit	2,136	2,726	(590)	(22)
Total core deposits	51,630	48,985	2,645	5
Other domestic deposits of $250,000 or more	429	190	239	126
Brokered deposits and negotiable CDs	2,903	2,651	252	10
Deposits in foreign offices	236	559	(323)	(58)
Total deposits	55,198	52,385	2,813	5
Short-term borrowings	1,089	2,018	(929)	(46)
Long-term debt	7,549	4,744	2,805	59
Total interest-bearing liabilities	47,415	43,572	3,843	9
All other liabilities	1,465	1,441	24	2
Shareholders’ equity	7,058	6,467	591	9
Total liabilities and shareholders’ equity	$72,359	$67,055	$5,304	8%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six months ended June 30,
(dollar amounts in thousands)	2016	2015
Assets
Interest-bearing deposits in banks	$114	$60
Loans held for sale	9,868	14,066
Securities:
Available-for-sale and other securities:
Taxable	80,606	99,381
Tax-exempt	41,253	30,163
Total available-for-sale and other securities	121,859	129,544
Trading account securities	151	259
Held-to-maturity securities - taxable	72,209	41,408
Total securities	194,219	171,211
Loans and leases:
Commercial:
Commercial and industrial	372,305	339,909
Commercial real estate:
Construction	16,429	17,287
Commercial	75,583	74,526
Commercial real estate	92,012	91,813
Total commercial	464,317	431,722
Consumer:
Automobile	156,291	134,715
Home equity	175,351	168,597
Residential mortgage	112,019	108,928
Other consumer	29,980	18,114
Total consumer	473,641	430,354
Total loans and leases	937,958	862,076
Total earning assets	$1,142,159	$1,047,413
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	3,618	1,677
Total demand deposits	3,618	1,677
Money market deposits	23,444	20,661
Savings and other domestic deposits	3,102	3,690
Core certificates of deposit	8,561	10,443
Total core deposits	38,725	36,471
Other domestic deposits of $250,000 or more	859	407
Brokered deposits and negotiable CDs	5,603	2,190
Deposits in foreign offices	154	364
Total deposits	45,341	39,432
Short-term borrowings	1,811	1,273
Long-term debt	66,810	32,815
Total interest-bearing liabilities	113,962	73,520
Net interest income	$1,028,197	$973,893

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates(2)
	Six months ended June 30,
Fully-taxable equivalent basis(1)	2016	2015
Assets
Interest-bearing deposits in banks	0.23%	0.13%
Loans held for sale	3.93	3.39
Securities:
Available-for-sale and other securities:
Taxable	2.38	2.55
Tax-exempt	3.39	3.09
Total available-for-sale and other securities	2.65	2.66
Trading account securities	0.75	1.10
Held-to-maturity securities - taxable	2.44	2.48
Total securities	2.56	2.61
Loans and leases:(3)
Commercial:
Commercial and industrial	3.51	3.47
Commercial real estate:
Construction	3.60	3.70
Commercial	3.47	3.49
Commercial real estate	3.49	3.53
Total commercial	3.50	3.48
Consumer:
Automobile	3.16	3.22
Home equity	4.18	4.00
Residential mortgage	3.67	3.73
Other consumer	10.16	8.33
Total consumer	3.80	3.73
Total loans and leases	3.65	3.61
Total earning assets	3.43%	3.41%
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.09	0.05
Total demand deposit	0.03	0.02
Money market deposits	0.24	0.22
Savings and other domestic deposits	0.12	0.14
Core certificates of deposit	0.81	0.77
Total core deposits	0.22	0.22
Other domestic deposits of $250,000 or more	0.40	0.43
Brokered deposits and negotiable CDs	0.39	0.17
Deposits in foreign offices	0.13	0.13
Total deposits	0.24	0.22
Short-term borrowings	0.33	0.13
Long-term debt	1.77	1.38
Total interest bearing liabilities	0.48	0.34
Net interest rate spread	2.94	3.07
Impact of noninterest-bearing funds on margin	0.14	0.10
Net interest margin	3.08%	3.17%

Commercial Loan Derivative Impact
(Unaudited)

	YTD Average Rates
	Six months ended June 30,
Fully-taxable equivalent basis(1)	2016	2015
Commercial loans(2)(3)	3.42%	3.27%
Impact of commercial loan derivatives	0.08%	0.21%
Total commercial - as reported	3.50%	3.48%

Average 30 day LIBOR	0.44%	0.18%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data(1)
(Unaudited)

	Six months ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2016	2015	Amount	Percent
Interest income	$1,122,909	$1,031,891	$91,018	9%
Interest expense	113,962	73,520	40,442	55
Net interest income	1,008,947	958,371	50,576	5
Provision for credit losses	52,091	41,010	11,081	27
Net interest income after provision for credit losses	956,856	917,361	39,495	4
Service charges on deposit accounts	145,875	132,338	13,537	10
Cards and payment processing income	75,631	68,457	7,174	10
Mortgage banking income	50,134	61,479	(11,345)	(18)
Trust services	45,335	55,589	(10,254)	(18)
Insurance income	32,172	33,532	(1,360)	(4)
Brokerage income	30,101	30,684	(583)	(2)
Capital market fees	26,047	27,097	(1,050)	(4)
Bank owned life insurance income	26,049	26,240	(191)	(1)
Gain on sale of loans	14,660	17,042	(2,382)	(14)
Securities gains (losses)	656	82	574	700
Other income	66,319	60,856	5,463	9
Total noninterest income	512,979	513,396	(417)	—
Personnel costs	584,346	547,051	37,295	7
Outside data processing and other services	124,915	109,043	15,872	15
Equipment	64,381	61,943	2,438	4
Net occupancy	62,180	59,881	2,299	4
Marketing	27,041	27,999	(958)	(3)
Professional services	35,026	25,320	9,706	38
Deposit and other insurance expense	23,395	21,954	1,441	7
Amortization of intangibles	7,312	20,166	(12,854)	(64)
Other expense	86,145	77,277	8,868	11
Total noninterest expense	1,014,741	950,634	64,107	7
Income before income taxes	455,094	480,123	(25,029)	(5)
Provision for income taxes	109,240	118,063	(8,823)	(7)
Net income	345,854	362,060	(16,206)	(4)
Dividends on preferred shares	27,872	15,933	11,939	75
Net income applicable to common shares	$317,982	$346,127	$(28,145)	(8)%
Average common shares - basic	796,961	808,335	(11,374)	(1)%
Average common shares - diluted	809,360	822,023	(12,663)	(2)
Per common share
Net income - basic	$0.40	$0.43	$(0.03)	(7)
Net income - diluted	0.39	0.42	(0.03)	(7)
Cash dividends declared	0.14	0.12	0.02	17
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,008,947	$958,371	$50,576	5
FTE adjustment(2)	19,250	15,522	3,728	24
Net interest income	1,028,197	973,893	54,304	6
Noninterest income	512,979	513,396	(417)	—
Total revenue(2)	$1,541,176	$1,487,289	$53,887	4%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Income
(Unaudited)

	Six months ended June 30,		Change
(dollar amounts in thousands, except as noted)	2016	2015	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$45,395	$46,382	$(987)	(2)%
Servicing fees	22,147	21,519	628	3
Amortization of capitalized servicing	(13,078)	(13,944)	866	6
Other mortgage banking income	3,995	6,016	(2,021)	(34)
Subtotal	58,459	59,973	(1,514)	(3)
MSR valuation adjustment(1)	(26,629)	5,361	(31,990)	597
Net trading gains (losses) related to MSR hedging	18,304	(3,855)	22,159	(575)
Total mortgage banking income	$50,134	$61,479	$(11,345)	(18)%

Mortgage originations (in millions)	$2,536	$2,434	$102	4%
Capitalized mortgage servicing rights(2)	153,532	163,808	(10,276)	(6)
Total mortgages serviced for others (in millions)(2)	16,211	15,722	489	3
MSR % of investor servicing portfolio	0.96%	1.04%	0.01%	(8)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(26,629)	$5,361	$(31,990)	597
Net trading gains (losses) related to MSR hedging	18,304	(3,855)	22,159	(575)
Net gain (loss) on MSR hedging	$(8,325)	$1,506	N.R.	N.R.

N.R.	Not relevant

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six months ended June 30,
(dollar amounts in thousands)	2016	2015
Allowance for loan and lease losses, beginning of period	$597,843	$605,196
Loan and lease losses	(103,237)	(102,045)
Recoveries of loans previously charged off	77,930	52,238
Net loan and lease losses	(25,307)	(49,807)
Provision for loan and lease losses	50,424	46,445
Allowance of assets sold or transferred to loans held for sale	104	(2,292)
Allowance for loan and lease losses, end of period	623,064	599,542

Allowance for unfunded loan commitments and letters of credit, beginning of period	$72,081	$60,806
Provision for (reduction in) unfunded loan commitments and letters of credit losses	1,667	(5,435)
Allowance for unfunded loan commitments and letters of credit, end of period	73,748	55,371
Total allowance for credit losses	$696,812	$654,913

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.19%	1.23%
Nonaccrual loans and leases (NALs)	135	165
Nonperforming assets (NPAs)	127	151

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.33%	1.34%
Nonaccrual loans and leases (NALs)	151	180
Nonperforming assets (NPAs)	142	165

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six months ended June 30,
(dollar amounts in thousands)	2016	2015
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$10,216	$15,814
Commercial real estate:
Construction	(481)	(219)
Commercial	(17,668)	1,732
Commercial real estate	(18,149)	1,513
Total commercial	(7,933)	17,327
Consumer:
Automobile	11,090	7,690
Home equity	4,759	9,275
Residential mortgage	2,423	4,958
Other consumer	14,968	10,557
Total consumer	33,240	32,480
Total net charge-offs	$25,307	$49,807

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.10%	0.16%
Commercial real estate:
Construction	(0.11)	(0.05)
Commercial	(0.82)	0.08
Commercial real estate	(0.70)	0.06
Total commercial	(0.06)	0.14
Consumer:
Automobile	0.22	0.18
Home equity	0.11	0.22
Residential mortgage	0.08	0.17
Other consumer	5.04	4.81
Total consumer	0.27	0.28
Net charge-offs as a % of average loans	0.10%	0.21%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in thousands)	2016	2015
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$289,811	$149,713
Commercial real estate	23,663	43,888
Automobile	5,049	4,190
Residential mortgage	85,174	91,198
Home equity	56,845	75,282
Other consumer	5	68
Total nonaccrual loans and leases	460,547	364,339
Other real estate, net:
Residential	26,653	25,660
Commercial	2,248	3,572
Total other real estate, net	28,901	29,232
Other NPAs(2)	376	2,440
Total nonperforming assets (4)	$489,824	$396,011

Nonaccrual loans and leases as a % of total loans and leases	0.88%	0.75%
NPA ratio(3)	0.93	0.81

	Six months ended June 30,
(dollar amounts in thousands)	2016	2015
Nonperforming assets, beginning of period	$398,923	$337,723
New nonperforming assets	315,284	287,967
Returns to accruing status	(32,937)	(64,088)
Loan and lease losses	(65,885)	(75,371)
Payments	(110,106)	(68,974)
Sales and transfers to held-for-sale	(15,455)	(21,246)
Nonperforming assets, end of period (3)	$489,824	$396,011

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets represent an investment security backed by a municipal bond.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	Nonaccruing troubled debt restructured loans on page 26 are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,
(dollar amounts in thousands)	2016	2015
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$5,616	$6,621
Commercial real estate	10,799	10,920
Automobile	5,452	4,269
Residential mortgage (excluding loans guaranteed by the U.S. Government)	11,383	21,869
Home equity	7,579	11,713
Other consumer	1,645	846
Total, excl. loans guaranteed by the U.S. Government	42,474	56,238
Add: loans guaranteed by U.S. Government	56,105	50,640
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$98,579	$106,878
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.12%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.10
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.22
Accruing troubled debt restructured loans (1):
Commercial and industrial	$232,112	$233,346
Commercial real estate	85,015	158,056
Automobile	25,892	24,774
Home equity	203,047	279,864
Residential mortgage	256,859	266,986
Other consumer	4,522	4,722
Total accruing troubled debt restructured loans	$807,447	$967,748
Nonaccruing troubled debt restructured loans (1):
Commercial and industrial	$77,592	$46,303
Commercial real estate	6,833	19,490
Automobile	4,907	4,030
Home equity	21,145	26,568
Residential mortgage	63,638	65,415
Other consumer	142	160
Total nonaccruing troubled debt restructured loans	$174,257	$161,966

(1)	Excludes loans transferred to held-for-sale.